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                                                                   EXHIBIT 10.30


                                 AMENDMENT NO. 1
                                     TO THE
                                LICENSE AGREEMENT

        This Amendment No. 1 (the "Amendment") to the License Agreement (the "Agreement") is made effective as of the 30th day of April, 1997 (the "Effective Date") by and between SOUTHERN RESEARCH INSTITUTE, a non-profit corporation, having an address at 2000 Ninth Avenue South, Birmingham, Alabama 35205 ("Southern"), UNIVERSITY OF ALABAMA AT BIRMINGHAM RESEARCH FOUNDATION, a non-profit corporation having an address at 1120G Administration Building, 701 20th Street South, Birmingham, Alabama 35294 ("UABRF") and CORIXA CORPORATION, a Delaware corporation having an address at 1124 Columbia Street, Suite 200, Seattle, Washington 98014 ("Licensee").

                                    RECITALS

        Southern, UABRF and Licensee entered into the Agreement effective May 22, 1996 whereby Southern and UABRF granted certain licenses to microencapsulation and microcapsule formulation technology to Licensee upon the terms and conditions set forth in the Agreement.

        Southern, UABRF and Licensee now wish to amend the Agreement in certain respects as hereinafter provided.

        Except as otherwise provided herein, definitions of capitalized words shall be those set forth in the Agreement.

        The parties now agree as follows:

                                   AMENDMENTS

        Section A. Article 1 of the Agreement is amended to add the following new definition:

        "LICENSED THIRD PARTY PRODUCT" shall mean, subject to Sections 2 and 4 hereof, any [***] deliverable product comprised at least in part of Licensed Technology or Southern Patent Rights and that includes in the Cancer Field a proprietary third party antigen or cytokine as a component, may include a Corixa Adjuvant as a component, but does not include either a Corixa Antigen or Corixa Cytokine as a component."

        Section B. Section 1.11 of Article 1 of the Agreement is amended in its entirety to read as follows:

        "1.11 "LICENSED PRODUCT" shall mean, subject to Sections 2 and 4 hereof, any [***] deliverable product, other than Licensed Third Party Products, comprised at least in part of Licensed Technology or Southern Patent Rights and that, in the case of Licensed Products sold in the Cancer Field, is also comprised of at least one Corixa Component."


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        Section C. Section 1.13 of Article 1 of the Agreement is amended to delete the reference to "product" in the third line and the reference to "Licensed Product" in subsection (c) thereof and to replace both references with "Licensed Product or Licensed Third Party Product."

        Section D. Article 2 of the Agreement is amended to renumber Section 2.3 to be Section 2.4 and to add a new Section 2.3 which reads as follows:

        "2.3 Southern hereby grants under the Southern Patent rights and Southern and UABRF hereby grant to Licensee under the Licensed Technology an exclusive, worldwide license, including the right to sublicense, in the Cancer Field to make, have made, research, use, sell and have sold Licensed Third Party Products."

        Section E. Article 3 of the Agreement is amended to renumber Sections
3.3 through 3.8 to be Sections 3.6 through 3.11, respectively, to reflect such changes in cross-references to Sections throughout the Agreement, and to add new Sections 3.3, 3.4 and 3.5 which shall read as follows:

        "3.3 Licensee shall pay Southern the following amounts with respect to Licensed Third Party Products that do not contain any Corixa Adjuvant:

               (a) [***] of the cumulative non-research, non-equity license and milestone payments, if any, received by Licensee for the grant of sublicense rights to the Licensed Third Party Products; and

               (b) [***] of the net royalty or equivalent payments received by Licensee from sublicensees to whom Licensee has granted sublicense rights to the Licensed Third Party Products (the "Direct Sublicensees") with respect to Net Sales by the Direct Sublicensees of Licensed Third Party Products that do not contain any Corixa Adjuvant; and

               (c) the lesser of (i) [***] of net royalty or equivalent payments received by Licensee from Direct Sublicensees with respect to Net Sales of Licensed Third Party Products that do not contain any Corixa Adjuvant by sublicensees of the Direct Sublicensee; or (ii) the royalty otherwise payable pursuant to Sections 3.1 and 3.2.

        3.4 Licensee shall pay Southern the following amounts with respect to Licensed Third Party Products that do contain one or more Corixa Adjuvants:

               (a) [***] of the cumulative non-research, non-equity license and milestone payments, if any, received by Licensee for the grant of sublicense rights to the Licensed Third Party Products; and

               (b) [***] of the net royalty or equivalent payments received by Licensee from Direct Sublicensees with respect to Net Sales by the Direct Sublicensees of Licensed Third Party Products that do contain one or more Corixa Adjuvants; and


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               (c) the lesser of (i) [***] of net royalty or equivalent payments received by Licensee from Direct Sublicensees with respect to Net Sales of Licensed Third Party Products that do contain one or more Corixa Adjuvants by sublicensees of the Direct Sublicensee; or (ii) the royalty otherwise payable pursuant to Sections 3.1 and 3.2.

        3.5 In the event that the effective royalty payable (a) by Licensee to Southern on Net Sales of Licensed Third Party Products pursuant to Section 3.3(c)(i) or 3.4(c)(i) is less than [***] or (b) by a Direct Sublicensee to Licensee on Net Sales by the Direct Sublicensee of Licensed Third Party Products is less than [***], Licensee shall not have the right to grant any sublicense to the Licensed Third Party Products without the prior written consent of Southern."

        Section E. Section 3.3, as amended hereby to be Section 3.6, of Article 3 of the Agreement is hereby amended in its entirety to read as follows:

        "3.6 All payments under this Article 3 shall be in U.S. dollars, due and payable (i) with respect to Licensed Products, within forty-five (45) days after the end of each calendar quarter for Net Sales during such quarter, and (ii) with respect to Licensed Third Party Products, within forty-five (45) days after the receipt of the applicable payment by Licensee from the Direct Sublicensee of such Licensed Third Party Product. Licensee shall deliver to Southern with each payment a report setting forth the sales or sublicense revenue during such quarter or period, as applicable, and a calculation of the royalties or payments due thereon. Where sales are not made in U.S. dollars, the sales amounts will be translated using the rate of exchange quoted in The Wall Street Journal on the last business day of such quarter."

        Section F. The first sentence of Section 3.6(b), as amended hereby to be
Section 3.9(b), is hereby amended in its entirety to read as follows:

        "(b) Licensee shall grant to Southern a warrant in the form attached hereto as Exhibit 3.9 (the "Warrant"), for the purchase of two hundred fifty thousand (250,000) shares of Licensee's Common Stock, which shall become exercisable automatically and without any further action of Licensee or Southern for the following number of shares, upon occurrence of the following events:"

        Section G. The reference in Section 3.6(b)(ii), as amended hereby to be
Section 3.9(b)(ii) to "Licensed Product" is hereby amended to refer to "Licensed Product or Licensed Third Party Product."

        Section H. Article 3 is hereby further amended to add a new Section 3.12 to read as follows:

        "3.12 In its sublicensing efforts, Licensee shall use commercially reasonable efforts to obtain favorable economic terms for Licensee and Southern, consistent with the terms and conditions of this Agreement."

        Section I. Section 4.6 is hereby amended in its entirety to read as follows:


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       "4.6 For so long as Licensee continues to have the option to negotiate set forth in Section 4.4, on or before June 30th of each calendar year, commencing with June 30, 1997, Licensee shall (a) pay to Southern an option fee of [***] and (b) grant to Southern fifteen thousand (15,000) shares of Licensee's Common Stock, subject to the terms of Licensee's standard form of investment representation letter."


        Section J. The reference to "Licensed Products" in Section 8.2 of
Article 8 is hereby amended to refer to "Licensed Products or Licensed Third Party Products."

        Section K. Article 17 is hereby amended to add a new Section 17.6 as follows:

        "17.6 This Agreement may not be assigned by either party without the prior written consent of the other party."

                                ENTIRE AGREEMENT

        Except as provided otherwise herein, all other terms and conditions of the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed the Amendment in duplicate original by their proper officers to be effective as of the Effective Date above.

CORIXA CORPORATION                        SOUTHERN RESEARCH INSTITUTE



By: /S/ Mark McDade                       By: /s/  G.E. DWYER
    ---------------------------           --------------------------------
        Mark McDade                       Name: G.E. Dwyer
        Chief Operating Officer           --------------------------------
                                          Title: Chief Executive Officer
                                          --------------------------------
                                          Date: April 30, 1997
                                          --------------------------------
Date: May 5, 1997
      -------------------------
                                          UAB RESEARCH FOUNDATION

                                          By: /s/ KENNETH J. ROOZEN
                                          --------------------------------
                                          Name: Kenneth J. Roozen
                                          --------------------------------
                                          Title: Executive Director
                                          --------------------------------
                                          Date: May 2, 1997
                                          --------------------------------